UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-05655

DWS Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2009

Semiannual Report to Shareholders

DWS Municipal Income Trust Ticker Symbol: KTF

Contents

4 Performance Summary

6 Portfolio Summary

7 Investment Portfolio

19 Financial Statements

23 Financial Highlights

25 Notes to Financial Statements

31 Other Information

33 Shareholder Meeting Results

34 Dividend Reinvestment Plan

36 Additional Information

37 Privacy Statement

Investments in funds involve risk. Certain investors' income may be subject to the federal Alternative Minimum Tax (AMT), and federal, state and local taxes may apply. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that, when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Leverage results in additional risks and can magnify the effect of any losses. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2009

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during the 1-year, 3-year, 5-year and 10-year periods shown reflect fee reductions. Without these fee reductions, returns and rankings would have been lower.

Average Annual Total Returns as of 5/31/09
DWS Municipal Income Trust	6-Month‡	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	21.03%	4.73%	4.10%	4.79%	6.00%
Based on Market Price(a)	29.19%	1.47%	4.59%	4.70%	4.41%
Barclays Capital Municipal Bond Index(b)	9.00%	3.57%	4.09%	4.41%	4.95%
Lipper General Closed-End Municipal Debt Funds (Leveraged) Category(c)	17.36%	-5.77%	-.75%	2.72%	4.26%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 5/31/09	As of 11/30/08
Net Asset Value	$ 11.30	$ 9.72
Market Price	$ 10.25	$ 8.26

Prices and net asset value fluctuate and are not guaranteed.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
(b) The Barclays Capital Municipal Bond Index is an unmanaged, unleveraged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) The Lipper General Closed-End Municipal Debt Funds (Leveraged) Category includes closed-end funds that invest in general municipal debt issues in the top-four credit grades. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the General Closed-End Municipal Debt Funds (Leveraged) Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Distribution Information
Six Months as of 5/31/09: Income Dividends (common shareholders)	$ .38
May Income Dividend (common shareholders)	$ .0650
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/09+	6.90%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/09+	7.61%
Tax Equivalent Distribution Rate (based on Net Asset Value) as of 5/31/09+	10.62%
Tax Equivalent Distribution Rate (based on Market Price) as of 5/31/09+	11.71%
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical, not guaranteed and will fluctuate.
Lipper Rankings — General Closed-End Municipal Debt Funds (Leveraged) Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	1	of	58	2
3-Year	2	of	58	4
5-Year	6	of	57	11
10-Year	1	of	41	3

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/09	11/30/08

Revenue Bonds	65%	61%
ETM/Prerefunded Bonds	18%	25%
General Obligation Bonds	11%	9%
Lease Obligations	6%	5%
	100%	100%
Quality	5/31/09	11/30/08

AAA	19%	17%
AA	24%	28%
A	41%	35%
BBB	10%	15%
Below B	—	1%
Not Rated	6%	4%
	100%	100%
Interest Rate Sensitivity	5/31/09	11/30/08

Average Maturity	8.4 years	9.1 years
Duration	7.2 years	9.7 years
Top Five State Allocations (As a % of Investment Portfolio)	5/31/09	11/30/08

California	13%	9%
New York	12%	13%
Florida	11%	10%
Texas	10%	13%
Tennessee	6%	6%

Asset allocation, quality, interest rate sensitivity and state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2009 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 130.4%
Alabama 2.3%
Camden, AL, Industrial Development Board Revenue, Series B, AMT, Prerefunded, 6.375%, 12/1/2024	1,000,000	1,161,280
Huntsville, AL, Water & Sewer Revenue, AMT, 5.75%, 10/1/2011 (a)	8,560,000	8,788,980
		9,950,260
Arizona 2.8%
Arizona, Health Facilities Authority Revenue, Banner Health System, Series D, 5.375%, 1/1/2032	3,000,000	2,974,650
Arizona, Hospital & Healthcare Revenue, Health Facilities Authority, Catholic Healthcare West, Series A, 6.625%, 7/1/2020	7,000,000	7,457,170
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2037	1,050,000	839,958
5.5%, 12/1/2029	1,400,000	1,238,300
		12,510,078
California 21.1%
California, ABAG Finance Authority for Non-Profit Corporations, Multi-Family Housing Revenue, Amber Court Apartments, Series A, 0.15%**, 12/15/2032	1,000,000	1,000,000
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2039	3,500,000	3,558,030
California, Housing Finance Agency Revenue, Multi-Family Housing, Series C, AMT, 1.5%**, 2/1/2033	2,000,000	2,000,000
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp., Series 2003-A-1, Prerefunded, 6.75%, 6/1/2039	11,730,000	13,742,047
California, State General Obligation:
5.125%, 4/1/2024	4,400,000	4,410,912
5.25%, 4/1/2030	110,000	107,405
6.0%, 4/1/2038	10,000,000	10,298,500
California, State Public Works Board Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/1/2034	6,640,000	6,774,726
California, State Public Works Board Lease Revenue, Department of General Services, Capital East End, Series A, 5.25%, 12/1/2020 (a)	10,500,000	10,497,270
California, State Revenue Lease, Public Works Board, Department of Corrections, Series C, 5.5%, 6/1/2021	2,500,000	2,512,950
California, State Weekly Public Kindergarten University, Series A-8, 0.1%**, 5/1/2034, Citibank NA, California State Teacher's Retirement System (b)	3,545,000	3,545,000
Corona-Norco, CA, Unified School District, Election of 2006, Series A, 5.0%, 8/1/2031 (a)	5,130,000	5,133,027
Kern, CA, High School District, Election of 2004, Series B, 5.0%, 8/1/2030 (a)	13,270,000	13,340,596
Northern California, Tobacco Securitization Authority, Tobacco Settlement Revenue, Series A-1, 5.375%, 6/1/2038	3,000,000	2,016,600
Port Oakland, CA, Series A, AMT, 5.0%, 11/1/2027 (a)	5,850,000	5,016,199
Sacramento, CA, Municipal Utility District, Electric Revenue:
Series U, 5.0%, 8/15/2026 (a)	2,615,000	2,678,832
Series U, 5.0%, 8/15/2027 (a)	2,025,000	2,059,243
Series U, 5.0%, 8/15/2028 (a)	2,045,000	2,065,900
Triunfo County, CA, Sanitation District Revenue, 0.15%**, 6/1/2019, BNP Paribas (b)	2,200,000	2,200,000
		92,957,237
Colorado 5.6%
Colorado, E-470 Public Highway Authority Revenue, Series A-1, 5.5%, 9/1/2024 (a)	2,500,000	2,257,825
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	2,500,000	1,798,375
Colorado, Health Facilities Authority Revenue, Portercare Adventist Health System, Prerefunded, 6.5%, 11/15/2031	1,000,000	1,130,910
Colorado, Hospital & Healthcare Revenue, Poudre Valley Health Facilities:
Series A, Prerefunded, 5.5%, 12/1/2017 (a)	6,145,000	6,359,461
Series A, Prerefunded, 6.0%, 12/1/2015 (a)	5,705,000	5,918,481
Series A, Prerefunded, 6.0%, 12/1/2016 (a)	2,000,000	2,074,840
Colorado, Single Family Housing Revenue, Series B2, AMT, 7.25%, 10/1/2031	145,000	148,851
Denver, CO, Airport Revenue, Series A, AMT, 6.0%, 11/15/2014 (a)	5,000,000	5,116,800
		24,805,543
District of Columbia 1.2%
District of Columbia, Series A, ETM, 5.5%, 6/1/2014 (a)	640,000	648,435
District of Columbia, Howard University Revenue, Series A, 5.0%, 10/1/2023 (a)	2,810,000	2,856,393
District of Columbia, State General Obligation, Series A, 5.5%, 6/1/2014 (a)	1,860,000	1,884,348
		5,389,176
Florida 7.8%
Hillsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, Prerefunded, 5.625%, 8/15/2023	1,000,000	1,020,880
Miami-Dade County, FL, Aviation Revenue, Series A, 5.5%, 10/1/2041	10,000,000	9,592,900
Miami-Dade County, FL, Educational Facilities Authority Revenue, University of Miami, Series A, 5.75%, 4/1/2028	3,000,000	3,104,160
Miami-Dade County, FL, Transportation/Tolls Revenue, Expressway Authority:
6.0%, 7/1/2013 (a)	1,665,000	1,750,315
6.0%, 7/1/2014 (a)	1,000,000	1,051,240
North Brevard County, FL, Hospital District Revenue, Parrish Medical Center Project:
5.5%, 10/1/2028	5,290,000	5,252,229
5.75%, 10/1/2038	5,000,000	4,943,650
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System:
Series B, 5.25%, 12/1/2029 (a)	3,500,000	3,523,275
Prerefunded, 5.75%, 12/1/2032	1,000,000	1,146,640
Palm Beach County, FL, School District Revenue Lease, Series A, Prerefunded, 5.75%, 8/1/2017 (a)	2,850,000	3,049,300
		34,434,589
Georgia 5.4%
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2020	7,250,000	6,941,295
Series A, 5.5%, 9/15/2024	5,000,000	4,479,250
Series A, 5.5%, 9/15/2028	10,000,000	8,729,600
Georgia, Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare Systems, 6.5%, 8/1/2038 (a)	3,300,000	3,562,020
		23,712,165
Hawaii 4.0%
Hawaii, Airport System Revenue, Series B, AMT, 6.5%, 7/1/2013 (a)	8,800,000	9,047,544
Hawaii, Electric Revenue, Department of Budget & Finance, Series D, AMT, 6.15%,1/1/2020 (a)	2,195,000	2,196,229
Hawaii, Port Authority Revenue:
Series A, AMT, 6.0%, 7/1/2011 (a)	2,950,000	3,066,909
Series A, AMT, 6.0%, 7/1/2012 (a)	3,135,000	3,247,233
		17,557,915
Idaho 0.5%
Idaho, Health Facilities Authority Revenue, St. Luke's Regional Medical Center, 6.75%, 11/1/2037	2,135,000	2,256,716
Illinois 7.0%
Aurora, IL, Single Family Mortgage Revenue, Series C, AMT, 5.5%, 6/1/2045	6,442,376	6,513,628
Chicago, IL, Airport Revenue, O'Hare International Airport, AMT, 5.5%, 1/1/2014 (a)	10,000,000	10,129,400
Chicago, IL, Other General Obligation, Neighborhoods Alive 21 Project:
Series A, Prerefunded, 6.0%, 1/1/2015 (a)	1,000,000	1,069,310
Series A, Prerefunded, 6.0%, 1/1/2017 (a)	1,000,000	1,069,310
Illinois, Finance Authority Revenue, Advocate Health Care Network, Series D, 6.5%, 11/1/2038	1,000,000	1,067,410
Illinois, Finance Authority Revenue, Northwest Community Hospital, Series A, 5.5%, 7/1/2038	5,750,000	5,749,713
Illinois, Finance Authority Revenue, Rush University Medical Center, Series B, 5.75%, 11/1/2028 (a)	1,250,000	1,228,425
Illinois, Health Facilities Authority Revenue, Children's Memorial Hospital, Series A, Prerefunded, 5.625%, 8/15/2019 (a)	4,000,000	4,078,280
		30,905,476
Indiana 1.7%
Indiana, Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A, 6.75%, 3/1/2039	1,745,000	1,779,708
Indiana, Hospital & Healthcare Revenue, Health Facilities Authority, Prerefunded, 5.5%, 11/1/2031	5,000,000	5,575,750
		7,355,458
Kentucky 3.4%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare:
Series A, Prerefunded, 6.5%, 10/1/2020	790,000	854,590
Series A, 6.5%, 10/1/2020	1,210,000	1,230,268
Series A, Prerefunded, 6.625%, 10/1/2028	3,135,000	3,396,522
Series A, 6.625%, 10/1/2028	865,000	867,396
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2042 (a)	4,000,000	4,136,240
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	5,000,000	4,463,000
		14,948,016
Louisiana 0.4%
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	2,315,000	1,961,638
Maine 0.1%
Maine, Hospital & Healthcare Revenue, Series D, 5.7%, 7/1/2013 (a)	265,000	265,917
Maryland 1.2%
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, Prerefunded, 6.75%, 7/1/2030	2,500,000	2,692,725
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, Series A, 6.75%, 7/1/2039	1,100,000	1,224,245
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital, 5.75%, 1/1/2033	1,500,000	1,311,360
		5,228,330
Massachusetts 2.2%
Massachusetts, Airport Revenue, U.S. Airways, Inc. Project, Series A, AMT, 5.875%, 9/1/2023 (a)	5,000,000	3,764,250
Massachusetts, Port Authority Revenue, Series B, AMT, 5.5%, 7/1/2015 (a)	3,000,000	3,032,970
Massachusetts, State Health & Educational Facilities Authority Revenue, Boston Medical Center Project, 5.25%, 7/1/2038	3,385,000	2,905,481
		9,702,701
Michigan 1.0%
Chippewa County, MI, Hospital & Healthcare Revenue, Chippewa County War Memorial, Series B, 5.625%, 11/1/2014	1,295,000	1,214,710
Michigan, State Building Authority Revenue, Facilities Program, Series I, 6.0%, 10/15/2038	1,000,000	1,065,590
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.25%, 9/1/2039	1,800,000	2,033,622
		4,313,922
Minnesota 1.9%
Minneapolis & St. Paul, MN, Airport Revenue, Series B, AMT, 6.0%, 1/1/2012 (a)	4,395,000	4,493,053
Minneapolis & St. Paul, MN, Port Authority Revenue, Series B, AMT, 5.625%, 1/1/2015 (a)	2,500,000	2,526,950
Minneapolis, MN, Health Care Systems Revenue, Fairview Health Services, Series A, 6.75%, 11/15/2032	1,140,000	1,203,532
		8,223,535
Mississippi 0.3%
Warren County, MS, Gulf Opportunity Zone, International Paper Co., Series A, 6.5%, 9/1/2032	1,525,000	1,321,504
Missouri 0.1%
Missouri, Hospital & Healthcare Revenue, Lake of the Ozarks General Hospital, 6.5%, 2/15/2021	365,000	353,068
Nevada 2.1%
Henderson, NV, Health Care Facility Revenue, Catholic Healthcare West, Series B, 5.25%, 7/1/2031	10,000,000	9,237,500
New Hampshire 0.5%
New Hampshire, Health & Education Facilities Authority Revenue, Dartmouth College Issue, 0.15%**, 6/1/2032	2,100,000	2,100,000
New Jersey 7.3%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,090,000	869,678
New Jersey, Hospital & Healthcare Revenue, General Hospital Center at Passaic, ETM, 6.75%, 7/1/2019 (a)	5,000,000	6,303,950
New Jersey, Industrial Development Revenue, American Water Co., Inc. Project, Series A, AMT, 6.875%, 11/1/2034 (a)	10,775,000	10,776,616
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,400,000	1,039,906
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	1,705,000	1,861,059
New Jersey, State Transportation Trust Fund Authority, Transportation Systems, Series A, 6.0%, 12/15/2038	3,000,000	3,261,030
New Jersey, State Turnpike Authority Revenue:
Series B, 0.07%**, 1/1/2024, PNC Bank NA (b)	5,000,000	5,000,000
Series E, 5.25%, 1/1/2040	1,750,000	1,781,588
New Jersey, Tobacco Settlement Financing Corp., Series 1-A, 5.0%, 6/1/2041	1,700,000	1,029,163
		31,922,990
New York 5.1%
Nassau County, NY, Hospital & Healthcare, Prerefunded, 6.0%, 8/1/2015 (a)	3,390,000	3,489,734
New York, State Agency General Obligation Lease, Higher Education Revenue, Dormitory Authority, City University, Series A, 5.625%, 7/1/2016	1,500,000	1,655,925
New York, Tobacco Settlement Financing Corp., Series B-1C, 5.5%, 6/1/2019	15,500,000	16,114,110
Niagara Falls, NY, School District General Obligation, 5.6%, 6/15/2014 (a)	1,180,000	1,399,610
		22,659,379
North Carolina 2.5%
Charlotte, NC, Airport Revenue:
Series B, AMT, 5.75%, 7/1/2013 (a)	2,480,000	2,508,941
Series B, AMT, 5.875%, 7/1/2014 (a)	1,140,000	1,153,042
North Carolina, Electric Revenue, Municipal Power Agency:
Series C, 5.375%, 1/1/2017	1,000,000	1,040,080
Series B, 6.375%, 1/1/2013	3,000,000	3,087,360
North Carolina, Medical Care Commission, Health Care Facilities Revenue, University Health Systems, Series D, 6.25%, 12/1/2033	3,000,000	3,210,660
		11,000,083
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, Prerefunded, 7.125%, 8/15/2024	3,400,000	3,692,162
Ohio 4.4%
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	19,820,000	15,551,961
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025*	6,000,000	3,716,160
		19,268,121
Pennsylvania 1.0%
Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical, 5.625%, 8/15/2039 (c)	1,700,000	1,700,493
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	2,570,000	2,631,731
		4,332,224
Rhode Island 0.5%
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, University of Rhode Island, Series A, 6.25%, 9/15/2034	2,000,000	2,055,080
South Carolina 2.6%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,358,700
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	5,420,000	6,450,216
Series A, Prerefunded, 7.375%, 12/15/2021	2,000,000	2,223,940
South Carolina, Tobacco Settlement Revenue Management Authority, Series B, 6.0%, 5/15/2022	1,310,000	1,385,273
		11,418,129
South Dakota 0.3%
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.0%, 11/1/2027	1,500,000	1,442,310
Tennessee 4.5%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue, 5.0%, 12/15/2021	2,000,000	1,735,960
Jackson, TN, Hospital Revenue, Jackson-Madison Project, 5.625%, 4/1/2038	4,000,000	3,957,440
Memphis-Shelby County, TN, Airport Revenue, Series D, AMT, 6.25%, 3/1/2017 (a)	4,690,000	4,779,954
Shelby County, TN, Health Educational & Housing Facility Board, Hospital Revenue, Methodist Health Care, Prerefunded, 6.5%, 9/1/2026	7,000,000	8,101,730
Sullivan County, TN, Health, Educational & Housing Facilities Board, Hospital Revenue, Wellmont Health Systems Project, Series C, 5.25%, 9/1/2036	2,050,000	1,377,703
		19,952,787
Texas 17.9%
Austin, TX, Sales & Special Tax Revenue, Hotel Occupancy Tax:
Prerefunded, 6.0%, 11/15/2015 (a)	3,480,000	3,564,669
Prerefunded, 6.0%, 11/15/2016 (a)	3,625,000	3,713,196
Brazos River, TX, Pollution Control Revenue, Brazos River Authority, Texas Utilities Electric Co. Project, Series C, AMT, 5.75%, 5/1/2036	3,965,000	3,057,808
Harris County, TX, Health Facilities Development Corp. Hospital Revenue, Memorial Hermann Healthcare System, Series B, 7.25%, 12/1/2035	1,000,000	1,082,030
Harris County, TX, Houston Port Authority, Series A, AMT, 6.25%, 10/1/2029	3,000,000	3,140,040
Houston, TX, Airport Revenue, People Mover Project, Series A, AMT, 5.5%, 7/15/2017 (a)	3,300,000	3,301,848
Houston, TX, Port Authority Revenue, Airport Revenue, Series A, AMT, 5.875%, 7/1/2014 (a)	3,960,000	4,032,864
North Texas, Tollway Authority Revenue:
First Tier, Series A, 5.625%, 1/1/2033	3,500,000	3,474,940
Second Tier, Series F, 5.75%, 1/1/2038	6,500,000	6,409,845
Red River, TX, Education Finance Revenue Lease, St. Mark's School Project, Prerefunded, 6.0%, 8/15/2019	5,390,000	5,601,719
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series A, 5.0%, 2/15/2026	4,000,000	4,040,480
Texas, Dallas/Fort Worth International Airport Revenue, Series A, AMT, 5.875%, 11/1/2016 (a)	6,500,000	6,652,490
Texas, Industrial Development Revenue, Waste Disposal Authority, Series A, AMT, 6.1%, 8/1/2024	2,000,000	1,668,440
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series B, 1.584%***, 12/15/2026	12,000,000	5,541,000
Series D, 6.25%, 12/15/2026	5,000,000	4,819,500
Texas, SA, Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.5%, 8/1/2021	1,155,000	1,080,607
5.5%, 8/1/2025	7,250,000	6,672,465
Texas, State Turnpike Authority, Dallas Northway Revenue, 5.5%, 1/1/2015 (a)	10,865,000	10,995,271
		78,849,212
Virginia 0.3%
Washington County, VA, Industrial Development Authority, Hospital Facility Revenue, Mountain States Health Alliance, Series C, 7.75%, 7/1/2038	1,370,000	1,470,448
Washington 3.7%
Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2013 (a)	7,355,000	7,878,529
Seattle, WA, Special Assessment Revenue:
Series B, AMT, 5.5%, 9/1/2011 (a)	1,085,000	1,110,237
Series B, AMT, 5.75%, 9/1/2013 (a)	1,045,000	1,063,026
Washington, Hospital & Healthcare Revenue, Group Health Coop of Puget Sound, 5.375%, 12/1/2017 (a)	1,500,000	1,508,790
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028 (a)	5,240,000	4,088,929
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	1,000,000	828,450
		16,477,961
West Virginia 4.6%
West Virginia, Hospital Finance Authority Revenue, Charleston Medical Center:
Prerefunded, 6.75%, 9/1/2022	12,000,000	13,007,400
Prerefunded, 6.75%, 9/1/2030	4,000,000	4,335,800
West Virginia, Water & Sewer Revenue, Water Development Authority, Series B, 5.25%, 11/1/2023 (a)	2,740,000	2,845,819
		20,189,019
Wisconsin 2.3%
Badge, WI, Tobacco Asset Securitization Corp., 6.125%, 6/1/2027	2,835,000	3,031,267
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	6,000,000	5,397,900
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc. Obligation Group, 6.625%, 2/15/2039	1,555,000	1,611,664
		10,040,831
Total Municipal Bonds and Notes (Cost $556,855,216)		574,261,480

Municipal Inverse Floating Rate Notes (d) 65.6%
California 4.6%
California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (e)	10,000,000	10,031,916
Trust: California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-5, 144A, 13.893%, 4/1/2031, Leverage Factor at purchase date: 3 to 1
California, State General Obligation, 5.0%, 6/1/2023 (a) (e)	10,000,000	10,338,450
Trust: California, State General Obligation, Series 1932, 144A, 15.89%, 6/1/2023, Leverage Factor at purchase date: 4 to 1
		20,370,366
Florida 14.5%
Miami-Dade County, FL, Aviation Revenue, Miami International Airport, Series A, AMT, 5.25%, 10/1/2033 (a) (e)	34,000,000	31,285,100
Trust: Miami-Dade County, FL, Port, Airport & Marina Improvements, Series 2008-1144, 144A, AMT, 9.55%, 10/1/2033, Leverage Factor at purchase date: 2 to 1
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2023 (a) (e)	3,740,000	3,757,127
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2024 (a) (e)	3,915,000	3,932,928
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2025 (a) (e)	4,122,500	4,141,378
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2026 (a) (e)	4,317,500	4,337,271
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2032 (a) (e)	16,470,000	16,545,421
Trust: Miami-Dade County, FL, Transit Improvements, Series 2008-1160, 144A, 9.001%, 7/1/2023, Leverage Factor at purchase date: 2 to 1
		63,999,225
Massachusetts 5.5%
Massachusetts, State Water Pollution Abatement Trust, Series 13, 5.0%, 8/1/2032 (e)	18,250,000	18,968,844
Massachusetts, State Water Pollution Abatement Trust, Series 13, 5.0%, 8/1/2037 (e)	5,000,000	5,196,944
Trust: Massachusetts, State Pollution Control, Water Utility Improvements, Series 3159, 144A, 13.472%, 8/1/2032, Leverage Factor at purchase date: 3 to 1
		24,165,788
Nevada 6.7%
Clark County, NV, General Obligation, Limited Tax-Bond Bank, 5.0%, 6/1/2028 (e)	9,447,355	9,542,413
Clark County, NV, General Obligation, Limited Tax-Bond Bank, 5.0%, 6/1/2029 (e)	9,919,723	10,019,534
Clark County, NV, General Obligation, Limited Tax-Bond Bank, 5.0%, 6/1/2030 (e)	9,627,878	9,724,753
Trust: Clark County, NV, General Obligation, Series 3158, 144A, 13.433%, 6/1/2028, Leverage Factor at purchase date: 3 to 1
		29,286,700
New York 18.1%
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2026 (e)	13,500,000	14,215,500
Trust: New York, State Dormitory Authority Revenue, Series 2008-1189, 144A, 9.35%, 3/15/2026, Leverage Factor at purchase date: 2 to 1
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2026 (e)	10,000,000	10,479,306
Trust: New York, State Dormitory Authority Revenue, Series 3160, 144A, 13.474%, 3/15/2026, Leverage Factor at purchase date: 3 to 1
New York, State Dormitory Authority Revenues, State Supported Debt, University Dormitory Facilities, 5.0%, 7/1/2025 (e)	5,425,000	5,505,856
New York, State Dormitory Authority Revenues, State Supported Debt, University Dormitory Facilities, 5.0%, 7/1/2027 (e)	8,080,000	8,200,428
Trust: New York, State Dormitory Authority Revenues, Series 3169, 144A, 13.471%, 7/1/2025, Leverage Factor at purchase date: 3 to 1
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2024 (e)	10,000,000	10,612,500
Trust: New York, State Dormitory Authority Revenue, Secondary Issues, Series 1955-3, 144A, 18.26%, 3/15/2024, Leverage Factor at purchase date: 4 to 1
New York, Triborough Bridge & Tunnel Authority Revenues, Series C, 5.0%, 11/15/2033 (e)	12,000,000	12,144,180
Trust: New York, Triborough Bridge & Tunnel Authority Revenues, Series 2008-1188, 144A, 9.35%, 11/15/2033, Leverage Factor at purchase date: 2 to 1
New York City, NY, Transitional Finance Authority Revenue, Series C-1, 5.0%, 11/1/2027 (e)	17,560,000	18,319,382
Trust: New York City, NY, Series 2008-1190, 144A, 9.35%, 11/1/2027, Leverage Factor at purchase date: 2 to 1
		79,477,152
Pennsylvania 2.4%
Pennsylvania, State General Obligation, Second Series, 5.0%, 1/1/2025 (e)	10,000,000	10,669,300
Trust: Pennsylvania, State General Obligation, Public Transit Improvements, Series 2008-1146, 144A, 9.3%, 1/1/2025, Leverage Factor at purchase date: 2 to 1
Tennessee 7.5%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2027 (e)	10,756,695	11,308,253
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-3, 144A, 17.445%, 1/1/2027, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2026 (e)	10,200,000	10,805,574
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-2, 144A, 17.45%, 1/1/2026, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2028 (e)	10,564,925	11,067,528
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-4, 144A, 17.458%, 1/1/2028, Leverage Factor at purchase date: 4 to 1
		33,181,355
Texas 2.5%
Texas, State General Obligation, Transportation Commission Mobility Fund, 5.0%, 4/1/2025 (e)	10,000,000	10,759,500
Trust: Texas, State Highway & Transit Improvements, Series 2008-1147, 144A, 9.3%, 4/1/2025, Leverage Factor at purchase date: 2 to 1
Virginia 3.8%
Virginia, State Resource Authority, Clean Water Revenue, 5.0%, 10/1/2027 (e)	8,190,000	8,744,736
Virginia, State Resource Authority, Clean Water Revenue, 5.0%, 10/1/2028 (e)	7,630,000	8,146,806
Trust: Virginia, State Resource Authority, Clean Water Revenue, Series 2917, 144A, 10.967%, 10/1/2027, Leverage Factor at purchase date: 2.5 to 1
		16,891,542
Total Municipal Inverse Floating Rate Notes (Cost $288,386,921)		288,800,928
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $845,242,137)+	196.00	863,062,408
Other Assets and Liabilities, Net	(35.8)	(157,631,552)
Preferred Shares, at Redemption Value	(60.2)	(265,000,000)
Net Assets Applicable to Common Shareholders	100.0	440,430,856
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A	7.125%	5/15/2025	6,000,000	5,917,429	3,716,160
** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of May 31, 2009.
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2009.
+ The cost for federal income tax purposes was $844,505,280. At May 31, 2009, net unrealized appreciation for all securities based on tax cost was $18,557,128. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,655,131 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,098,003.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	5.9
Assured Guaranty Corp.	4.5
Financial Guaranty Insurance Co.	6.1
Financial Security Assurance, Inc.	13.6
National Public Finance Guarantee Corp.	4.0
Radian	0.5

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies. As a result, most insured issues are now trading on the basis of the underlying credits.

(b) Security incorporates a letter of credit from the bank listed.
(c) When-issued security.
(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(e) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to repay principal and pay interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to repay principal and pay interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ —
Level 2	863,062,408
Level 3	—
Total	$ 863,062,408

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2009 (Unaudited)
Assets
Investments in securities, at value (cost $845,242,137)	$ 863,062,408
Cash	127,353
Receivable for investments sold	1,010,000
Interest receivable	13,807,613
Other assets	6,126
Total assets	878,013,500
Liabilities
Payable for investments purchased — when-issued securities	1,683,986
Payable for floating rate notes issued	170,096,576
Distributions payable	11,459
Accrued management fee	315,293
Other accrued expenses and payables	475,330
Total liabilities	172,582,644
Remarketed preferred shares, at redemption value	265,000,000
Net assets applicable to common shareholders	$ 440,430,856
Net Assets Applicable to Common Shareholders Consist of
Undistributed net investment income	8,279,188
Net unrealized appreciation (depreciation) on investments	17,820,271
Accumulated net realized gain (loss)	(9,517,553)
Paid-in capital	423,848,950
Net assets applicable to common shareholders	$ 440,430,856
Net Asset Value
Net Asset Value per common share ($440,430,856 ÷ 38,973,231 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 11.30

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2009 (Unaudited)
Investment Income
Income: Interest	$ 23,368,590
Expenses: Management fee	1,837,267
Services to shareholders	28,915
Custodian fee	13,007
Professional fees	115,197
Trustees' fees and expenses	9,042
Reports to shareholders	58,206
Remarketing agent fee	334,880
Stock exchange listing fees	17,108
Interest expense and fees on floating rate notes	911,352
Other	47,520
Total expenses before expense reductions	3,372,494
Expense reductions	(6)
Total expenses after expense reductions	3,372,488
Net investment income	19,996,102
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,110,171
Change in net unrealized appreciation (depreciation) on investments	55,100,844
Net gain (loss)	57,211,015
Dividends on remarketed preferred shares	(1,014,898)
Net increase (decrease) in net assets resulting from operations	$ 76,192,219

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2009 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations (excluding dividends on remarketed preferred shares)	$ 77,207,117
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(206,209,507)
Net amortization/accretion of premium (discount)	30,241
Proceeds from sales and maturities of long-term investments	215,308,308
(Increase) decrease in interest receivable	(481,630)
(Increase) decrease in other assets	128
(Increase) decrease in receivable for investments sold	(975,000)
Increase (decrease) in payable for investments purchased	(7,262,352)
Increase (decrease) in accrued expenses and payables	51,609
Change in net unrealized (appreciation) depreciation on investments	(55,100,844)
Net realized (gain) loss from investments	(2,110,171)
Cash provided (used) by operating activities	20,457,899
Cash Flows from Financing Activities
Distributions paid	(15,848,664)
Increase (decrease) in payable for floating rate notes issued	(4,629,831)
Cash provided (used) for financing activities	(20,478,495)
Increase (decrease) in cash	(20,596)
Cash at beginning of period	147,949
Cash at end of period	$ 127,353
Supplemental Disclosure of Non-Cash Financing Activities:
Interest paid on floating rate notes	$ (911,352)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2009 (Unaudited)	Year Ended November 30, 2008
Operations: Net investment income	$ 19,996,102	$ 35,480,912
Net realized gain (loss)	2,110,171	(8,125,751)
Change in net unrealized appreciation (depreciation)	55,100,844	(75,553,462)
Dividends on remarketed preferred shares	(1,014,898)	(9,247,575)
Net increase (decrease) in net assets resulting from operations	76,192,219	(57,445,876)
Distributions to common shareholders from: Net investment income	(14,743,574)	(22,905,754)
Increase (decrease) in net assets	61,448,645	(80,351,630)
Net assets at beginning of period	378,982,211	459,333,841
Net assets at end of period (including undistributed net investment income of $8,279,188 and $4,041,558, respectively)	$ 440,430,856	$ 378,982,211
Other Information
Common shares outstanding at beginning of period	38,973,231	38,973,231
Common shares outstanding at end of period	38,973,231	38,973,231

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.72	$ 11.79	$ 12.17	$ 12.14	$ 12.42	$ 12.59
Income (loss) from investment operations: Net investment income[b]	.51	.91	.85	.86	.87	.89
Net realized and unrealized gain (loss)	1.48	(2.15)	(.38)	.03	(.17)	(.16)
Dividends on remarketed preferred shares (common share equivalent): From net investment income	(.03)	(.24)	(.27)	(.24)	(.17)	(.09)
Total from investment operations	1.96	(1.48)	.20	.65	.53	.64
Less distributions from: Net investment income	(.38)	(.59)	(.58)	(.62)	(.81)	(.81)
Reimbursement by Advisor	—	—	.00***	—	—	—
Net asset value, end of period	$ 11.30	$ 9.72	$ 11.79	$ 12.17	$ 12.14	$ 12.42
Market value, end of period	$ 10.25	$ 8.26	$ 10.43	$ 10.98	$ 12.40	$ 12.03
Total Return
Based on net asset value (%)[d]	21.03**	(12.55)[c]	2.04[c,e]	5.88[c]	4.45	5.50
Based on market value (%)[d]	29.19**	(16.00)	.06	(6.47)	10.15	7.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	440	379	459	474	472	482
Ratio of expenses before fee reductions (%) (based on net assets of common shares, including interest expense)[f,g]	1.67*	2.04	1.39	1.10	1.10	1.06
Ratio of expenses after fee reductions (%) (based on net assets of common shares, including interest expense)[f,h]	1.67*	2.03	1.38	1.09	1.10	1.06
Ratio of expenses after fee reductions (%) (based on net assets of common shares, excluding interest expense)[i]	1.22*	1.15	1.10	1.09	1.10	1.06
Years Ended November 30, (continued)	2009[a]	2008	2007	2006	2005	2004
Ratio of net investment income (%) (based on net assets of common shares)	9.90*	8.08	7.19	7.13	7.00	7.15
Ratio of net investment income (%) (based on net assets of common and remarketed preferred shares)	5.99*	5.04	4.57	4.55	4.52	4.62
Portfolio turnover rate (%)	31**	119	57	33	16	25
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	265	265	265	265	265	265
Asset coverage per share ($)[j]	13,310	12,151	13,667	13,949	13,912	14,097
Liquidation and market value per share ($)	5,000	5,000	5,000	5,000	5,000	5,000
[a] For the six months ended May 31, 2009 (Unaudited).
[b] Based on average common shares outstanding during the period.
[c] Total return would have been lower had certain fees not been reduced.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[e] Includes a non-recurring reimbursement of $175,116 from the Advisor for a fee previously charged to the Fund. Excluding this non-recurring reimbursement, total return would have been 0.04% lower.
[f] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
[g] The ratio of expenses before fee reductions (based on net assets of common and remarketed preferred shares, including interest expense) were 1.01%,* 1.28%, .88%, ..71%, .71% and .68% for the periods ended May 31, 2009, November 30, 2008, 2007, 2006, 2005 and 2004, respectively.[f]
[h] The ratio of expenses after fee reductions (based on net assets of common and remarketed preferred shares, including interest expense) were 1.01%,* 1.27%, .88%, ..70%, .71% and .68% for the periods ended May 31, 2009, November 30, 2008, 2007, 2006, 2005 and 2004, respectively.[f]
i The ratio of expenses after fee reductions (based on net assets of common and remarketed preferred shares, excluding interest expense) were .74%,* .72%, .70%, ..70%, .71% and .68% for the periods ended May 31, 2009, November 30, 2008, 2007, 2006, 2005 and 2004, respectively.
[j] Asset coverage per share equals net assets of common shares plus the redemption value of the remarketed preferred shares divided by the total number of remarketed preferred shares outstanding at the end of the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a one or more broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; and the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

New Accounting Pronouncement. In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes during the six months ended May 31, 2009 was approximately $170,101,000, with a weighted average interest rate of 1.07%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At November 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $9,605,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2010 ($1,323,000), November 30, 2014 ($912,000) and November 30, 2016 ($7,370,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2008 through November 30, 2008, the Fund incurred approximately $2,191,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Remarketed Preferred Shares. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C, 10,700 Series D and 10,000 Series E remarketed preferred shares ("Remarketed Preferred Shares"), each at a liquidation value of $5,000 per share. The Remarketed Preferred Shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series of Remarketed Preferred Shares is set through a remarketing process, and the dividends are generally paid every seven days (prior to March 18, 2008, dividends were paid every 28 days). The remarketing agent receives an annualized fee from the Fund of 0.25% times the liquidation value of the Fund's Remarketed Preferred Shares (remarketing agent fee) and is responsible for the payment of any commissions to broker-dealers participating in the remarketing process based on shares sold. Currently, the remarketing agent is the only participating broker-dealer. When remarketing the Remarketed Preferred Shares, the remarketing agent canvasses the Remarketed Preferred Shares market and may receive indications of dividend preferences from Remarketed Preferred Shares investors. Based on its assessment of the demand for the Remarketed Preferred Shares as well as other factors, including interest rates and general industry and financial conditions, the remarketing agent determines a non-binding dividend rate for the next dividend period. The remarketing agent then receives buy, tender and hold orders from existing and potential holders. The remarketing agent sets the final dividend rate at the lowest available that would enable the remarketing agent to remarket all of the shares tendered at the Remarketed Preferred Shares liquidation preference of $5,000 per share. For remarketing to be successful, the number of shares bid must meet or exceed the number of shares being offered for sale. Since February 2008 remarketings have failed because there were not enough bids to cover the shares for sale, indicating a lack of liquidity in the market. If a remarketing fails, the Remarketed Preferred Shares' dividend rate adjusts to a "maximum rate," which, based on current Remarketed Preferred Share ratings (AAA as of May 31, 2009), is determined to be the maximum rate, initially 110% of the Commercial Paper Rate (generally defined as the 60-day AA/Aa commercial paper rate). The maximum rate increases to 125% of the Commercial Paper Rate on the seventh day after such determination. In addition, existing Remarketed Preferred Shareholders that submit sell orders in a failed remarketing may not be able to sell any or all of the shares for which they have submitted sell orders. Remarketed Preferred Shareholders may sell their shares at the next scheduled remarketing, subject to the same risk that the subsequent remarketing will not attract sufficient demand for a successful remarketing to occur. The next succeeding dividend period following the remarketing failure automatically adjusts to a 7-day period, which continues until the next successful remarketing. Broker-dealers may also try to facilitate secondary trading in the Remarketed Preferred Shares, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.

During the six months ended May 31, 2009, the dividend rates ranged from 0.313% to 2.420% for Series A, 0.313% to 2.420% for Series B, 0.313% to 2.420% for Series C, 0.313% to 2.420% for Series D and 0.313% to 2.358% for Series E. The 1940 Act requires that the Remarketed Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the Remarketed Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Remarketed Preferred Shares designation statement, each Remarketed Preferred Shareholder is entitled to one vote and Remarketed Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights.

While repeated remarketing fails have affected the liquidity for the Remarketed Preferred Shares, a failed remarketing does not represent a default or loss of capital of the Fund's Remarketed Preferred Shares and the Remarketed Preferred Shareholders have continued to receive dividends at the previously defined "maximum rate." As of May 31, 2009, the Remarketed Preferred Shares of the Fund continue to be AAA rated by its respective rating agencies. Prolonged remarketing failures may increase the cost of leverage to the Fund.

On July 15, 2009, the Board of Trustees approved a partial redemption of 25% of the Fund's outstanding Remarketed Preferred Shares with the proceeds of a tender option bond program at the redemption price per share equal to the sum of $5,000 plus accumulated but unpaid dividends. These investments are expected to lower the costs of leverage for the Fund over time. The Fund is scheduled to redeem approximately $66 million of its $265 million currently outstanding Remarketed Preferred Shares in late August 2009. DWS Investments continues to work diligently to identify viable alternative solutions for restructuring the remaining outstanding Remarketed Preferred Shares for the Fund.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2009.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $206,209,507 and $215,308,308, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annualized rate of 0.55% of the Fund's average weekly total net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2009, the amount charged to the Fund by DISC aggregated $15,270, all of which is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,280, of which $5,925 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Other Related Parties. Deutsche Bank Trust Company Americas, an affiliate of the Advisor, charges an administration fee for the remarketed preferred shares. For the period ended May 31, 2009, the amount charged to the Fund by the Deutsche Bank Trust Company Americas aggregated $12,444, all of which is unpaid.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2009, the Fund's custodian fee was reduced by $6 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Other Information

Certifications

The Fund's chief executive officer has certified to the New York Stock Exchange that, as of June 24, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the Fund's chief executive officer and chief financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2 under the 1940 Act.

Amended and Restated Bylaws

On March 11, 2009, the Fund's Board of Trustees amended and restated the Fund's by-laws in their entirety (the "Amended and Restated Bylaws"). The Amended and Restated Bylaws provide for, among other things, (i) a classified Board; (ii) certain advance notice requirements for a shareholder to properly bring a matter, including nominees for Trustee, before a shareholder meeting; and (iii) certain procedural requirements for shareholders to call a meeting of shareholders.

Notice of Possible Share Repurchases

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Trustees and on such terms as the Trustees may determine.

Shareholder Meeting Results (Unaudited)

The Annual Meeting of Shareholders (the "Meeting") of DWS Municipal Income Trust (the "Fund") was held on May 28, 2009 at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017. At the Meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below).

1. Election of Trustees — Class I

Number of Votes:
	For	Withheld
Dawn-Marie Driscoll	32,907,250	2,091,783
Keith R. Fox	32,973,312	2,025,721
Richard J. Herring	32,991,832	2,007,201
William N. Searcy, Jr.	32,960,493	2,038,540

Election of Trustees — Preferred Shareholders only

Number of Votes:
	For	Withheld
Robert H. Wadsworth	52,559	20
Axel Schwarzer	52,559	20

Dividend Reinvestment Plan

A summary of the Fund's Dividend Reinvestment Plan (the "Plan") is set forth below. Shareholders may obtain a copy of the entire Plan by visiting the Fund's Web site at www.dws-investments.com or by writing or calling DWS Investment Service Company ("DISC") at:

P.O. Box 219066
Kansas City, Missouri 64121-9066
(800) 294-4366

If you wish to participate in the Plan and your shares are held in your own name, simply contact DISC for the appropriate form. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares"). Shares in a participant's Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

If, on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share, funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). The Plan Agent (currently Computershare Inc.) will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that the Plan Agent is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to the Plan Agent, Shares valued at net asset value per Share in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' Accounts. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

The cost of Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired in connection with that Purchase. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

A participant may from time to time make voluntary cash contributions to his Account in a minimum amount of $100 (no more than $500 may be contributed per month). Participants making voluntary cash investments will be charged a $0.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions. Please contact DISC for more information on voluntary cash contributions.

The Fund reserves the right to amend the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The Plan may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated by the Fund, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

Shareholders will receive tax information annually for personal records and to assist in preparation of their federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased Shares.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KTF
CUSIP Numbers	Common Shares	23338M 106
	Series A (Preferred Shares)	23338M 205
	Series B (Preferred Shares)	23338M 304
	Series C (Preferred Shares)	23338M 403
	Series D (Preferred Shares)	23338M 502
	Series E (Preferred Shares)	23338M 601

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
December 1 through December 31	0	n/a	n/a	n/a
January 1 through January 31	0	n/a	n/a	n/a
February 1 through February 28	0	n/a	n/a	n/a
March 1 through March 31	0	n/a	n/a	n/a
April 1 through April 30	0	n/a	n/a	n/a
May 1 through May 31	0	n/a	n/a	n/a
Total	0	n/a	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Municipal Income Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Municipal Income Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2009